PMFM INVESTMENT TRUST

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                   PMFM TACTICAL PRESERVATION PORTFOLIO TRUST
                          PMFM MANAGED PORTFOLIO TRUST
                       PMFM CORE ADVANTAGE PORTFOLIO TRUST

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                Supplement to Statement of Additional Information
                             Dated January 18, 2007

     This Supplement to the Statement of Additional Information ("SAI") dated September 21, 2006 for the PMFM Tactical Preservation Portfolio Trust, the PMFM Managed Portfolio Trust and the PMFM Core Advantage Portfolio Trust (each a "Fund" and collectively, "Funds") updates the SAI to revise the information as described below. Each of the Funds is a series of the PMFM Investment Trust. For further information, please contact the Funds toll-free at 1-866-383-PMFM (1-866-383-7636).

     The second paragraph of the section entitled "MANAGEMENT AND OTHER SERVICE PROVIDERS--INVESTMENT ADVISOR" that begins on page 19 of the SAI is hereby replaced in its entirety with the following:

       The Advisor supervises the Funds' investments pursuant to the Advisory Agreements. The Advisory Agreements are interim investment advisory agreements, dated January 4, 2007, that were approved by the Board when the previous investment advisory agreements with the Advisor terminated automatically due to an "assignment", as such term is defined in the 1940 Act, that resulted from a "change of control" of the Advisor due to the purchase by the Advisor's co-founder and current president, Timothy A. Chapman, of approximately 48% of the issued and outstanding shares of the Advisor previously held by the Advisor's other co-founder and former president, Donald L. Beasley. The Advisory Agreements are similar in all material respects to the previous investment advisory agreements; provided, however, that, in accordance with Rule 15a-4 of the Advisers Act, (i) the Advisor's management fee is held in an interest-bearing escrow account to be paid to the Advisor upon the expiration of the applicable Advisory Agreement ("Escrow Arrangement"); (ii) the term of the each Advisory Agreement is the earlier of 150 days from the date of each Advisory Agreement (June 3, 2007) or the date that a new investment advisory agreement is approved by the shareholders of each Fund; and (iii) each Advisory Agreement may be terminated by the respective Fund on 10 days' written notice to the Advisor. The Board has also approved a new investment advisory agreement ("New Agreement") for each Fund that is similar in all material respects to the Advisory Agreements and the previous investment advisory agreements. Each New Agreement is pending approval by the shareholders of the respective Fund and will take effect immediately upon such approval, if granted.





          Investors Should Retain This Supplement for Future Reference
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